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                                                                   EXHIBIT 10.37


                               FIRST AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is dated for reference purposes only as of January 26, 2001, by and between American National Bank and Trust Company of Chicago, a national banking association ("Bank"), and SPSS Inc., a Delaware corporation ("Borrower").

                                    RECITALS:

         A. Bank has made loans and certain other financial accommodations to Borrower pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of June 1, 2000 (the "EXISTING LOAN AGREEMENT").

         B. Borrower has requested that Bank make an additional line of credit available to Borrower in the maximum principal amount of $5,000,000 until April 30, 2001.

         C. Bank has agreed to make the foregoing line of credit available to Borrower pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Incorporation of Recitals. Borrower hereby represents and warrants to Bank that the foregoing Recitals are (a) true and accurate, (b) an integral part of this Amendment and (c) hereby incorporated into this Amendment and made a part hereof. All terms capitalized but not expressly defined herein shall, for purposes hereof, have the respective meanings set forth in the Existing Loan Agreement.

         2. Amendments to Existing Loan Agreement.

         (a) Each of the Existing Loan Agreement and each other Loan Document is hereby amended by deleting each reference to "SPSS, INC." therein and substituting a reference to "SPSS INC." therefor.

         (b) Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the definition of "Eurodollar Rate" therein and substituting the following therefor:

         "EURODOLLAR RATE": (i) AS TO REVOLVING A LOANS, WITH RESPECT TO EACH EURODOLLAR ADVANCE MADE AT A TIME WHEN BORROWER'S LIABILITIES ARE EQUAL TO OR LESS THAN TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000), THE RATE EQUAL TO ONE AND FIFTY ONE HUNDREDTHS PERCENT (1.50%) PER ANNUM PLUS THE LIBOR RATE AND WITH RESPECT TO EACH EURODOLLAR ADVANCE MADE AT A TIME WHEN BORROWER'S LIABILITIES ARE MORE THAN TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000), THE RATE EQUAL TO ONE AND SEVENTY-FIVE ONE HUNDREDTHS PERCENT (1.75%) PER ANNUM PLUS THE LIBOR RATE; AND (ii) AS TO REVOLVING B LOANS, WITH RESPECT TO EACH EURODOLLAR ADVANCE THE RATE EQUAL TO ONE AND SEVENTY-FIVE ONE HUNDREDTHS PERCENT (1.75%) PER ANNUM PLUS

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         THE LIBOR RATE. SECTION 1.1 OF THE EXISTING LOAN AGREEMENT IS HEREBY
         AMENDED BY DELETING THE DEFINITION OF "INTEREST PERIOD" THEREIN AND SUBSTITUTING THE FOLLOWING THEREFOR:

         (c) Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the definition of "Interest Period" therein and substituting the following therefor:


         "INTEREST PERIOD": (i) WITH RESPECT TO ANY EURODOLLAR ADVANCE IN RESPECT OF REVOLVING A LOANS, THE PERIOD COMMENCING ON THE DATE SUCH EURODOLLAR ADVANCE IS MADE OR CONTINUED AS A EURODOLLAR ADVANCE, AS THE CASE MAY BE, OR THE DATE ON WHICH A PRIME RATE ADVANCE IS CONVERTED INTO SUCH EURODOLLAR ADVANCE AS APPLICABLE, AND ENDING ONE, TWO, THREE, SIX OR TWELVE MONTHS THEREAFTER, AS BORROWER MAY ELECT IN THE APPLICABLE BORROWING REQUEST (OR AS BORROWER SHALL BE DEEMED TO HAVE ELECTED, AS APPLICABLE) AND (ii) WITH RESPECT TO ANY EURODOLLAR ADVANCE IN RESPECT OF REVOLVING B LOANS, THE PERIOD COMMENCING ON THE DATE SUCH EURODOLLAR ADVANCE IS MADE OR CONTINUED AS A EURODOLLAR ADVANCE, AS THE CASE MAY BE, OR THE DATE ON WHICH A PRIME RATE ADVANCE IS CONVERTED INTO SUCH EURODOLLAR ADVANCE AS APPLICABLE, AND ENDING ONE, TWO OR THREE MONTHS THEREAFTER, AS BORROWER MAY ELECT IN THE APPLICABLE BORROWING REQUEST (OR AS BORROWER SHALL BE DEEMED TO HAVE ELECTED, AS APPLICABLE); PROVIDED THAT ANY INTEREST PERIOD WHICH WOULD OTHERWISE END ON A DAY WHICH IS NOT A BUSINESS DAY SHALL BE EXTENDED TO THE NEXT SUCCEEDING BUSINESS DAY UNLESS SUCH BUSINESS DAY FALLS IN ANOTHER CALENDAR MONTH, IN WHICH CASE SUCH INTEREST PERIOD SHALL END ON THE NEXT PRECEDING BUSINESS DAY. NO INTEREST PERIOD WITH RESPECT TO ANY EURODOLLAR ADVANCE IN RESPECT OF REVOLVING A LOANS SHALL TERMINATE AFTER THE END OF THE MATURITY DATE CORRESPONDING TO THE REVOLVING A LOANS. NO INTEREST PERIOD WITH RESPECT TO ANY EURODOLLAR ADVANCE IN RESPECT OF REVOLVING B LOANS SHALL TERMINATE AFTER THE END OF THE MATURITY DATE CORRESPONDING TO THE REVOLVING B LOANS.

         (d) Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the definition of "Maturity Date" therein and substituting the following therefor:

         "MATURITY DATE": (i) WITH RESPECT TO REVOLVING A LOANS, MAY 31, 2003, OR SUCH EARLIER DATE AS ALL OF SECURED OBLIGATIONS SHALL BE DUE AND PAYABLE BY ACCELERATION OR OTHERWISE: AND (ii) WITH RESPECT TO REVOLVING B LOANS, APRIL 30, 2001, OR SUCH EARLIER DATE US ALL OF SECURED OBLIGATIONS SHALL BE DUE AND PAYABLES BY ACCELERATION OR OTHERWISE.

         (e) Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the definition of "Maximum Principal Amount" therein and substituting the following therefor:

         "MAXIMUM PRINCIPAL AMOUNT": (I) THROUGH AND INCLUDING APRIL 30, 2001, "MAXIMUM PRINCIPAL AMOUNT" SHALL MEAN TWENTY FIVE MILLION DOLLARS ($25,000,000) AND (II) AFTER APRIL 30, 2001, "MAXIMUM PRINCIPAL AMOUNT" SHALL MEAN TWENTY MILLION DOLLARS ($20,000,000).

         (f) Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the definition of "Note" therein and substituting the following therefor:



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         "NOTE": (i) THE REVOLVING A LOANS NOTE AND (II) THE REVOLVING B LOANS
         NOTE, OR ANY ONE OF THEM.

         (g) Section 1.1 of the Existing Loan Agreement is hereby amended by inserting the following definitions of "Revolving A Loans", "Revolving A Loans Note", "Revolving B Loans", "Revolving B Loans Note" and "Revolving Loans" in appropriate alphabetical order:

         "REVOLVING A LOANS":  THE DEFINITION ASCRIBED TO THIS TERM IN
         SECTION 2.1(a)(i) HEREIN.

         "REVOLVING A LOANS NOTE": THAT CERTAIN AMENDED, RESTATED AND CONSOLIDATED REVOLVING PROMISSORY NOTE DATED FOR REFERENCE PURPOSES ONLY AS OF JUNE 1, 2000, IN THE ORIGINAL PRINCIPAL AMOUNT OF TWENTY MILLION DOLLARS ($20,000,000) MADE BY BORROWER PAYABLE TO THE ORDER OF BANK, AS SAID NOTE MAY HEREAFTER BE AMENDED, RESTATED, MODIFIED, SUPPLEMENTED, EXTENDED OR REPLACED.

         "REVOLVING B LOANS":  THE DEFINITION ASCRIBED TO THIS TERM IN
         SECTION 2.1(a)(ii) HEREIN.

         "REVOLVING B LOANS NOTE": THAT CERTAIN REVOLVING B LOAN PROMISSORY NOTE DATED FOR REFERENCE PURPOSES ONLY AS OF JANUARY 26, 2001, IN THE ORIGINAL PRINCIPAL AMOUNT OF FIVE MILLION DOLLARS ($5,000,000) MADE BY BORROWER PAYABLE TO THE ORDER OF BANK, AS SAID NOTE MAY HEREAFTER BE AMENDED, RESTATED, MODIFIED, SUPPLEMENTED, EXTENDED OR REPLACED.

         "REVOLVING LOANS": COLLECTIVELY, ALL LOANS MADE BY BANK TO BORROWERS PURSUANT TO SECTION 2.1,

         (h) Section 2.1(a) of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

         (a) REVOLVING LOANS.

                  (i) SUBJECT TO THE TERMS AND CONDITIONS HEREOF, BANK SHALL MAKE AVAILABLE TO BORROWER REVOLVING LOANS FROM TIME TO TIME IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED AT ANY TIME OUTSTANDING TWENTY MILLION DOLLARS ($20,000,000) (THE "REVOLVING A LOANS"). THE REVOLVING A LOANS SHALL BE FURTHER EVIDENCED BY THE REVOLVING A LOANS NOTE. THE REVOLVING A LOANS SHALL BE FUNDED AND INTEREST SHALL ACCRUE AND BE PAID THEREON IN ACCORDANCE WITH THIS ARTICLE 2. THE ENTIRE UNPAID PRINCIPAL BALANCE PLUS ACCRUED BUT UNPAID INTEREST ON THE REVOLVING A LOANS IS DUE AND PAYABLE ON THE MATURITY DATE.

                  (ii) SUBJECT TO THE TERMS AND CONDITIONS HEREOF, BANK SHALL MAKE AVAILABLE TO BORROWER REVOLVING LOANS FROM TIME TO TIME IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED AT ANY TIME OUTSTANDING FIVE MILLION DOLLARS ($5,000,000) (THE "REVOLVING B LOANS"). THE REVOLVING B LOANS SHALL BE FURTHER EVIDENCED BY THE REVOLVING B LOANS NOTE. THE REVOLVING B LOANS SHALL BE FUNDED AND INTEREST SHALL ACCRUE AND BE PAID THEREON IN ACCORDANCE WITH THIS ARTICLE 2. THE ENTIRE UNPAID





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         PRINCIPAL BALANCE PLUS ACCRUED BUT UNPAID INTEREST ON THE REVOLVING B
         LOANS IS DUE AND PAYABLE ON THE MATURITY DATE.

         (i) Section 2.2 of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

         2.2 MAXIMUM PRINCIPAL AMOUNT. IN THE EVENT THAT EITHER (i) THE OUTSTANDING PRINCIPAL BALANCE OF REVOLVING A LOANS PLUS THE LETTER OF CREDIT USAGE EXCEEDS TWENTY MILLION DOLLARS ($20,000,000) AT ANY TIME OR (II) THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING B LOANS EXCEEDS FIVE MILLION DOLLARS ($5,000,000) AT ANY TIME, THEN BORROWER SHALL PAY THE AMOUNT OF SUCH EXCESS TO BANK, WITHOUT NOTICE OR DEMAND, AND ANY AMOUNT NOT SO PAID SHALL BEAR INTEREST AT THE DEFAULT RATE UNTIL PAID. BORROWER'S OBLIGATION TO PAY PRINCIPAL PURSUANT TO THIS
         SECTION 2.2 SHALL INCLUDE (BUT NOT BE LIMITED TO) AN OBLIGATION TO PAY PRINCIPAL IN AN AMOUNT REQUIRED TO REDUCE (i) THE OUTSTANDING PRINCIPAL BALANCE OF REVOLVING A LOANS PLUS THE LETTER OF CREDIT USAGE TO AN AMOUNT EQUAL TO OR LESS THAN TWENTY MILLION DOLLARS ($20,000,000)AT ALL TIMES AND (ii) THE OUTSTANDING PRINCIPAL BALANCE OF REVOLVING B LOANS TO AN AMOUNT EQUAL TO OR LESS THAN FIVE MILLION DOLLARS ($5,000,000) AT ALL TIMES. THIS IS AN ABSOLUTE OBLIGATION TO PAY TO BANK THE AMOUNT OF THE UNPAID PRINCIPAL BALANCE OF THE LOAN PLUS THE LETTER OF CREDIT USAGE IN EXCESS OF SAID MAXIMUM PRINCIPAL AMOUNT, REGARDLESS OF THE CAUSE OF SUCH EXCESS.

         (j) Section 2.3 of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

         2.3 MATURITY DATE; TERMINATION OF LOANS. BANK'S OBLIGATION TO MAKE ANY ADVANCE TO BORROWER IN RESPECT OF REVOLVING A LOANS OR REVOLVING B LOANS PURSUANT TO THE PROVISIONS HEREOF SHALL BE IN EFFECT UNTIL ITS APPLICABLE MATURITY DATE, UNLESS SOONER TERMINATED (a) BY BANK UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, AN UNMATURED DEFAULT, OR PURSUANT TO THE TERMS HEREOF OR (b) BY BORROWER AT ANY TIME UPON NO LESS THAN THREE
         (3) BUSINESS DAYS' PRIOR WRITTEN NOTICE, ACCOMPANIED BY PAYMENT IN FULL OF ALL BORROWER'S LIABILITIES THEN OUTSTANDING, INCLUDING WITHOUT LIMITATION ALL PRINCIPAL AND INTEREST OUTSTANDING UNDER LOANS, TOGETHER WITH ALL COSTS.

         (k) Section 2.5(a) of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

         (a) IN ORDER TO REQUEST AN ADVANCE, BORROWER SHALL HAND DELIVER OR TELECOPY TO BANK A DULY COMPLETED BORROWING REQUEST NOT LATER THAN 11:00 A. M. CHICAGO TIME: (i) AT LEAST TWO (2) BUSINESS DAYS BEFORE A PROPOSED EURODOLLAR ADVANCE AND (ii) ON THE DAY OF A PROPOSED PRIME RATE ADVANCE. EACH BORROWING REQUEST SHALL BE IRREVOCABLE AND SHALL
         SPECIFY: (v) WHETHER SUCH ADVANCE SHALL CONSTITUTE REVOLVING A LOANS OR REVOLVING B LOANS (PROVIDED THAT IF NO SUCH SPECIFICATION IS MADE, SUCH ADVANCE SHALL CONSTITUTE REVOLVING A LOANS); (w) THE NUMBER AND LOCUTION OF THE ACCOUNT TO WHICH FUNDS ARE TO BE DISBURSED; (x) THE DATE SUCH ADVANCE IS TO BE MADE (WHICH SHALL BE A BUSINESS DAY); (y) THE AMOUNT OF SUCH




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         ADVANCE; AND (z) IF APPLICABLE, THE INFORMATION REQUIRED TO ELECT THAT
         SUCH ADVANCE BE A EURODOLLAR ADVANCE, IN COMPLIANCE WITH THE PROVISIONS OF SECTIONS 2.10 AND 2.11.

         (l) Section 3.3 of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

         3.3 PRINCIPAL PAYMENTS. THE UNPAID PRINCIPAL BALANCE ON EITHER THE REVOLVING A LOANS OR THE REVOLVING B LOANS, PLUS ALL ACCRUED BUT UNPAID INTEREST, SHALL BE DUE AND PAYABLE IN FULL ON THE MATURITY DATE CORRESPONDING TO EACH SUCH LOANS, WITHOUT NOTICE OR DEMAND,

         (l) Section 4.9 of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

         4.9 UNUSED FACILITY FEE. BORROWER SHALL PAY TO BUNK AN UNUSED FACILITY FEE ANNUALLY, COMMENCING MAY 31, 2001 AND ON THE 31ST DAY OF MAY OF EACH YEAR DURING THE TERM HEREOF INCLUDING MAY 31, 2003, IN AN AMOUNT EQUAL TO .25% PER ANNUM OF TWENTY MILLION DOLLARS ($20,000,000) MINUS THE AVERAGE OUTSTANDING PRINCIPAL BALANCE OF REVOLVING A LOANS DURING THE IMMEDIATELY PRECEDING TWELVE-MONTH PERIOD.

         3. Effectiveness. This Amendment shall be effective upon the delivery to Bank of each of the following: (i) a fully-executed Amendment and (ii) a fully-executed $5,000,000 Revolving B Loan Promissory Note, each in form and substance satisfactory to Bank,

         4. Expenses. Upon demand by Bank therefor, Borrower shall reimburse Bank for all reasonable Costs, fees and expenses incurred by Bank or for which Bank becomes obligated, in connection with the negotiation, preparation and conclusion of this Amendment, including without limitation, reasonable attorney's fees, costs and expenses, search fees, title insurance policy fees, costs and expenses, filing and recording fees and all taxes payable in connection with this Amendment.

         5. Waiver of Claims. Borrower hereby acknowledges, agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement or any other Loan Document or any amendments thereto (collectively, the "CLAIMS"), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Loan Agreement or any other Loan Document, as amended by the amendments thereto, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final Judgment from which no appeal could be taken and therein dismissed with prejudice.

         6. Amendment. The Loan Documents and all rights and powers created thereby and thereunder are in all respects ratified and confirmed and shall remain in full force and effect, except as expressly modified hereby. From and after the date hereof, (a) the Existing Loan Agreement shall be deemed to be amended and modified as herein provided, but, except as so




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amended and modified, the Existing Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument and (b) the term "LOAN AGREEMENT" and all references to amendments thereof as used in the Loan Documents shall mean the Existing Loan Agreement as amended hereby,

         7. Jurisdictions. THIS AMENDMENT HAS BEEN DELIVERED FOR ACCEPTANCE BY BANK IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS, BORROWER HEREBY (i) IRREVOCABLY SUBMITS, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AMENDMENT; (ii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF-AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (iii) AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW: AND (iv) TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AGREES NOT T0 INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST BANK OR ANY OF BANK'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT OTHER THAN ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS, NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR BANK'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR BANK'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         8. Trial by Jury. TO THE EXTENT PERMITTED BY LAW, BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOANS.

         9. Representations. This Amendment shall be binding upon and inure to the benefit of the parties hereby and their respective successors and assigns. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank that:

         (a) the execution and delivery of this Amendment, and the performance by Borrower of its obligations under this Amendment and the other Loan Documents as amended, are within Borrower's corporate powers, have




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been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provisions of law or the Articles of Incorporation or By-Laws of Borrower or of any other agreement binding upon Borrower;

         (b) this Amendment, and each other instrument executed by Borrower concurrently herewith, is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement thereof may be subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to the general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

         (c) all of the representations and warranties of Borrower made in the Loan Documents are true and correct as of the date hereof, except where such representation or warranty specifically relates to an earlier date;

         (d) as of the date hereof no Event of Default or Unmatured Default under the Loan Documents exists; and

         (e) this Amendment, the Existing Credit Agreement and each and every Other Agreement shall be a "credit agreement" under the Illinois Credit Agreements Act, 815 ILCS 160/l et. seq. (the "ACT"), the Act applies to this transaction and any action on or in any way related to each and every Loan Document shall be governed by the Act



               THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.



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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Loan Agreement dated for reference purposes only as of January 26, 2001,


                                       SPSS INC.


                                       By:  /s/ Erik Langeland
                                           -------------------------------------
                                       Title: Commercial Banking Officer
                                             -----------------------------------


                                       American National Bunk and
                                       Trust Company of Chicago



                                       By: /s/ Robert Brinkmann
                                           -------------------------------------
                                       Title:  Assistant Secretary and Treasurer
                                             -----------------------------------



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